UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2025 (the “Closing Date”), B. Riley Financial, Inc., a Delaware corporation (the “Company”), entered into a private exchange transaction with an institutional investor (the “Investor”) pursuant to which the Investor exchanged approximately $29.5 million aggregate principal amount of the Company’s 5.50% Senior Notes due March 2026 Notes, approximately $75.0 million aggregate principal amount of the Company’s 5.00% Senior Notes due December 2026 and approximately $34.5 million aggregate principal amount of the Company’s 6.00% Senior Notes due January 2028 owned by it and certain of its affiliates (the “Exchanged Notes”) for approximately $93.1 million aggregate principal amount of newly-issued 8.00% Senior Secured Second Lien Notes due 2028 (the “New Notes”), whereupon the Exchanged Notes were cancelled.

Indenture

The New Notes were issued pursuant to an Indenture, previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on April 1, 2025. The New Notes will accrue interest a rate of 8.00% per annum, payable semi-annually in arrears on April 30 and October 31, starting October 31, 2025. The New Notes will mature on January 1, 2028.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and Form of 8.00% Senior Secured Note due 2028, which were attached as Exhibit 10.1 and Exhibit 10.2, respectively, to the Current Report on Form 8-K filed on April 1, 2025.

Warrants

In connection with the exchange transaction, the Company issued to certain affiliates of the Investor (the “Holders”) warrants (the “Warrants”) to purchase 372,268 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an exercise price of $10.00 per share.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the issuance of the Warrants, on the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Holders, pursuant to which the Company has granted the Holders (i) certain shelf registration rights whereby the Company will register resales of Common Stock issued upon exercise of the Warrants and (ii) certain piggyback registration rights, in each case subject to the terms and conditions set forth in the Registration Rights Agreement. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as  Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 21, 2025, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), which indicated that, as a result of the Company’s delay in filing its Annual Report on Form 10-K for the period ended December 31, 2024 and its Quarterly Report on Form 10-Q for the period ended March 30, 2025, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”). The Notice states that the Company has until June 2, 2025, to submit to Nasdaq a plan to regain compliance with the Rule. The Notice also indicates that any Nasdaq staff exception to allow the Company to regain compliance, if granted, will be limited to September 29, 2025. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

The Company continues to work diligently to complete its Annual Report and Quarterly Report and intends to file them as promptly as possible to regain compliance with the Rule.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Warrants were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended, by reason of Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure

On May 28, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Warrant, dated May 21, 2025, issued by B. Riley Financial, Inc. to the Holders.*

10.2	Registration Rights Agreement, dated May 21, 2025, by and between B. Riley Financial, Inc. and the Holders.*

99.1	Press Release dated May 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

In accordance with Item 601(a)(5) of Regulation S-K certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Bryant R. Riley
Name:	Bryant R. Riley
Title:	Co-CEO

Date: May 28, 2025

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